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Exhibit 10.1(ao)

FIFTH AMENDMENT
TO
THE SAUER-DANFOSS LASALLE FACTORY EMPLOYEE SAVINGS PLAN
(As Amended and Restated, Effective January 1, 1998
and Renamed Effective As of January 1, 2000)

        IN WITNESS WHEREOF, Sauer-Danfoss LaSalle Factory Employee Savings Plan, as amended and restated as of January 1, 1998 and renamed as of January 1, 2000 (the "Plan"), is hereby amended, effective as of January 1, 2001, in the following particulars:

          1.    By adding the following phrase immediately after "Code Sections 125 and 402(g)(3)" in Section 1.8(a) of the Plan:

    ", and effective January 1, 2001, Code Section 132(f)(4)"

          2.    By adding the following sentence to the end of Section 6.3(f)(ii) of the Plan:

    "Effective January 1, 2001, a Participant's Compensation shall also include amounts excluded from income under Code Section 132(f)(4)."

        IN WITNESS WHEREOF, the above amendment is adopted this 25th day of February, 2002.

UAW, Local Union No. 285	SAUER DANFOSS (U.S) COMPANY

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  Exhibit 10.1(ao)
FIFTH AMENDMENT TO THE SAUER-DANFOSS LASALLE FACTORY EMPLOYEE SAVINGS PLAN (As Amended and Restated, Effective January 1, 1998 and Renamed Effective As of January 1, 2000)